                                    EXHIBIT 10.43


                                TERM PROMISSORY NOTE
                                  (FLOATING RATE)
                                   (this "Note")



NAME(S) AND ADDRESS(ES) OF BORROWER(S)
WASTE RECOVERY, INC.
309 S. PEARL EXPRESSWAY
DALLAS, TX 75201


U.S. $350,000.00                                    March 17, 1998 (THE "DATE")


ACCOUNT NUMBER/NOTE NUMBER     TRANSACTION CODE     PREPARED BY         OFFICER
4008-0080275719-009003         N                    Michelle Redmon     127400


     FOR VALUE RECEIVED, the "Borrower", (jointly and severally if more than one), promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("BANK") on or before June 17, 1998, ("STATED MATURITY DATE") at its office at 712 MAIN, HOUSTON, TEXAS 77252-2558, or at such other location as Bank may designate, in immediately available funds,
THREE HUNDRED FIFTY THOUSAND AND NO/100, UNITED STATES DOLLARS (U.S. $350,000.00) or so much thereof as may be advanced. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus TWO percent (2.000%), (the "STATED RATE") or (ii) the maximum nonusurious rate of interest from time to time permitted by applicable law, (the "HIGHEST LAWFUL RATE"). If the Stated Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

     "PRIME RATE" means the rate determined from time to time by Bank as its prime rate. The Prime Rate will change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

     If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute.

                                  PAYMENT SCHEDULE

This Note shall be due and payable as follows (check applicable boxes):
/ / (SINGLE PAYMENT) All ACCRUED AND UNPAID INTEREST and PRINCIPAL is finally due and payable on the Stated Maturity Date.
/x/  ACCRUED AND UNPAID INTEREST is due
     /x/ monthly, beginning on APRIL 17, 1998 and continuing on the 17TH day of each month thereafter.
     / / quarterly, beginning on ____________ and continuing on the _______ day of each third month thereafter.
     / / semiannually, beginning on ______________ and continuing on the ______ day of each sixth month thereafter.
     / / annually, beginning on ______________ and continuing on the _______ day of each calendar year thereafter.

/ /  PRINCIPAL PAYMENTS in the amount of $___________________  each are due
     / / monthly, beginning on ______________ and continuing on the _________ day of each month thereafter.
     / / quarterly, beginning on _____________ and continuing on the ________ day of each third month thereafter.
     / / semiannually, beginning on _____________ and continuing on the ________ day of each sixth month thereafter.
     / / annually, beginning on ____________ and continuing on the ________ day of each calendar year thereafter.

/ / FIXED PAYMENTS (PRINCIPAL AND INTEREST INCLUDED) in the amount of $________________ each are due
     / / monthly, beginning on ____________ and continuing on the ________ day of each month thereafter.
     / / quarterly, beginning on ____________ and continuing on the________ day of each third month thereafter.
     / / semiannually, beginning on ______________ and continuing on the ________ day of each sixth month thereafter.
     / / annually, beginning on __________ and continuing on the ________ day of each calendar year thereafter.

All remaining unpaid principal and accrued and unpaid interest is finally due and payable at the Stated Maturity Date.
All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

     Interest will be computed on the basis of the actual number of days elapsed and a year comprised of: / / 365 (or 366 as the case may be) days /x/ 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

     All past-due principal and, to the extent permitted by applicable law, interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

     In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

     Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If the Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

     The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed.

     "LOAN DOCUMENT" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note. "OBLIGATIONS" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "OBLIGOR" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

     Each of the following events or conditions is an "EVENT OF DEFAULT:" (1) any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request; (5) any event of default occurs under any other Loan Document; (6) any individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes an assignment for the benefit of creditors; (10) a final judgment is entered against any Obligor and remains unsatisfied for 30 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; and (12) Borrower is in default of any other obligation to or any other agreement with Bank.

     If any Event of Default occurs, then Bank may do any or all of the following: (i) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (ii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iii) exercise any and all other rights under any Loan Document, at law, in equity or otherwise.

     No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

     Each and all Obligors severally waive notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consent and agree that their liabilities and obligations shall not be released or discharged by any or all of the following, whether with or without notice to them or any of them, and whether before or after the stated maturity hereof; (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment shall not constitute a waiver and that waiver of any default shall not constitute waiver of any prior or subsequent default.

     Borrower warrants and represents to Bank that: all advances evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and warrants that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and
Bank: (i) / / ____________________  ____________________  No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) / / ____________________ ____________________ No
advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board"). Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this Credit obligation shall not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein shall be construed under any circumstances to extend to any waiver of notice prohibited by Regulation AA.

     This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER(S) AND BANK AGREE THAT THIS NOTE WILL BE PERFORMED IN THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

     For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will he considered the "Borrower."

     Each Borrower and cosigner represents and warrants to Bank that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now Conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents and warrants that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents and warrants that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

     NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.
     THIS NOTE AND THE OTHER WRITTEN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of MARCH 17, 1998,

Signature(s) of BORROWER(S):

WASTE RECOVERY, INC.


BY: /s/DAVID G. GREENSTEIN                             TITLE:    PRESIDENT


(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with section 3.05(d) of TRPA.)


BANK:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: ____________________________________________________

Title: _________________________________________________

                     SECURITY AGREEMENT - ACCOUNTS AND GENERAL INTANGIBLES
                                     (this "Agreement")



WASTE RECOVERY, INC.
309 S. PEARL EXPRESSWAY, DALLAS, DALLAS COUNTY, TX 75201 ("Debtor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN, HOUSTON, TEXAS 77252-2558, ("Secured Party"), agree as follows:

SECTION 1. DEFINITIONS. (a) "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper, deposit accounts and intellectual property. If, but only if, this box / / is checked by Secured Party, the Accounts are limited to those Accounts described on the schedule or schedules attached to this Agreement. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by secured Party. Debtor and Secured Patty specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods, the Sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds in cash or otherwise, of all Collateral. (e) "Security Interest" means the Security Interest created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

SECTION 2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

SECTION 3. DEBTOR'S REPRESENTATIONS. (a) Debtor is the sole lawful owner of the collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

SECTION 4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

SECTION 5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security interest.

SECTION 6. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations of the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by these chapters.

SECTION 7. DEFAULT. Each of the following events or conditions is an "Event of Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the obligations due and payable in full prior to final maturity; (c) any warranty, representation or statement contained in this Agreement or made in connection with this Agreement or any of the obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or (f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay of defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

SECTION 8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any Other action to enforce collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale.
 Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a Sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreement included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative and any and all other legal, equitable or contractual remedies available to
Secured Party.   Debtor WAIVES any rights to a marshaling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

SECTION 9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until Secured Party executes and delivers to Debtor a written termination statement. (b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any other person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) This Agreement is governed by the laws of the State of

Texas. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's to execute this Agreement will not invalidate this Agreement.

EXECUTED EFFECTIVE AS OF March 17, 1998.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


DEBTOR(S):


WASTE RECOVERY, INC.


BY:  /s/ DAVID G. GREENSTEIN                            TITLE:    PRESIDENT




SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


BY: __________________________________________________________________________

TITLE:  ______________________________________________________________________

               SECURITY AGREEMENT - ACCOUNTS AND GENERAL INTANGIBLES
                                (this "Agreement" )



U.S. TIRE RECYCLING
309 S. PEARL EXPRESSWAY, DALLAS, DALLAS COUNTY, TX 75201 ("Debtor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN, HOUSTON, TEXAS  77252-2558 , ("Secured Party"), agree as follows:

SECTION 1. DEFINITIONS. (a) "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper, deposit accounts and intellectual property. If, but only if, this box / / is checked by Secured Party, the Accounts are limited to those Accounts described on the schedule or schedules attached to this Agreement. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods, the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest' means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

SECTION 2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

SECTION 3. DEBTOR'S REPRESENTATIONS. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

SECTION 4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

SECTION 5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing Statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

SECTION 6. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in Connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by these chapters.

SECTION 7. DEFAULT. Each of the following events or conditions is an "Event of Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the obligations due and payable in full prior to final maturity; (c) any warranty, representation or statement contained in this Agreement or made in connection with this Agreement or any of the Obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the Obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or (f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay or defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

SECTION 8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale.
 Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreement included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshaling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

SECTION 9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until Secured Party executes and delivers to Debtor a written termination statement. (b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any other person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) This Agreement is governed by the laws of the State of Texas. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's to execute this Agreement will not invalidate this Agreement.

EXECUTED EFFECTIVE AS OF March 17, 1998,

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


DEBTOR(S):


U.S. TIRE RECYCLING


BY:  /s/ DAVID G. GREENSTEIN                            TITLE:    PRESIDENT




SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


BY: ________________________________________________________________________

TITLE: _____________________________________________________________________

                                      ANNEX A
                                         TO
               SECURITY AGREEMENT - ACCOUNTS AND GENERAL INTANGIBLES
                                 (the "Agreement")


between U.S. TIRE RECYCLING ("Debtor") and


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Secured Party") dated March 17, 1998


THIS ANNEX A is attached to and made a part of the Agreement.



1. "Obligations" for purposes of the Agreement means all debts, obligations and liabilities of every kind and character of Debtor or of WASTE RECOVERY, INC.

     (whether one or more, "Borrower"), whether joint or several, contingent or otherwise, now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. If more than one person is listed as Borrower, the term "Obligations" includes both several and joint obligations of each Borrower. Debtor and Secured Party specifically contemplate that Borrower may hereafter become further indebted to Secured Party.

2. "Debtor" means Debtor, Borrower or both, as appropriate, in Section 7 of the Agreement.

3. Written notice mailed to Borrower 10 days prior to public or private sale of the Collateral is reasonable notice.


EXECUTED EFFECTIVE AS OF March 17, 1998.


DEBTOR(S):


U.S. TIRE RECYCLING


BY:  /s/ DAVID G. GREENSTEIN                            TITLE:    PRESIDENT




SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


BY: ________________________________________________________________________

TITLE: _____________________________________________________________________

               CERTIFIED RESOLUTION AUTHORIZING SECURITY AGREEMENT


I, the undersigned duly elected officer certify that:
I,______________________ am a ________________________________ of
__________________________________________ a ________________________ / /
corporation / / association / / limited liability company / / other______________ ("the company"); at a meeting of the Board of Directors/Managers of the company, a quorum being present, the following resolutions were duly adopted and recorded in the minute books of the company, kept by me, and are in accordance with the articles or certificate of incorporation/association/organization and bylaws and regulations of the company and are now in full force and effect:

     RESOLVED, that the company execute and deliver to_____________________
__________________________________________________________________________
__________________________________________________________________________
("Bank"), security agreement(s), assignment(s), pledge(s) and other security devices and instruments and related financing statements, all in substantially the forms submitted to this board, covering the property of the company described therein, all with such additions and changes as an Authorized Person approves, such approval to be conclusively binding on this company (the "Security Documents") in favor of Bank in order to secure the payment and performance of any and all indebtedness and obligations of the company and
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
(jointly and severally, "Borrowers") to the Bank at any time existing, all as set forth in the Security Documents;

     FURTHER RESOLVED, that this company has determined that the execution and delivery of the Security Documents and the granting of security interests and other interests in this company's property to secure the debts of Borrowers to Bank may reasonably be expected to benefit directly or indirectly this company, and that this company has or will receive reasonably equivalent value therefor;

     FURTHER RESOLVED, that each of the Authorized Persons whose name appears below is authorized and directed, for and on behalf of and as the act and deed of this company, to execute and deliver to Bank the Security Documents and to execute such other documents as may be required by Bank to secure the obligations of Borrowers to Bank and to take such other actions in the consummation of the transactions herein contemplated upon such terms deemed advisable by any Authorized Person as evidenced by the execution by such person of the Security Documents;

     FURTHER RESOLVED, that this company hereby specifically ratifies and confirms as the acts and deeds of this company the actions of any Authorized Person taken prior to the date of the adoption of the above resolutions when such actions are consistent with the authorization described in the above resolutions including but not limited to the execution of documents relating to any indebtedness owing by Borrowers to Bank, any arrangement whereby Bank extends credit to this company, and any security provided by this company for extensions of credit by Bank to or on behalf of the Borrowers.

     FURTHER RESOLVED, that the foregoing authority shall be and continue in full force and effect until revoked or modified by written notice actually delivered to the President or a Vice President of Bank; provided that such revocation shall not be effective with respect to the exercise of such authority prior to the receipt by Bank of notice.

                                   NAME OF
     SIGNATURE                OFFICE AUTHORIZED PERSON             OFFICE

_____________________         ________________________        ________________
_____________________         ________________________        ________________
_____________________         ________________________        ________________
_____________________         ________________________        ________________
_____________________         ________________________        ________________


     I FURTHER CERTIFY that attached hereto are true and complete copies of those Security Documents referred to in the preceding resolutions that were submitted to the board;

     I FURTHER CERTIFY that each of the above named Authorized Persons has been duly elected and presently holds the office indicated opposite his/her name and that the signature appearing opposite his/her name is the true and correct signature of that person authorized pursuant to the above resolutions to perform the actions described above and that the seal affixed hereto, if any, is the authentic seal of the company;

     IN WITNESS WHEREOF, I have hereunto subscribed my hand and affixed the seal of this company by order of the Board of Directors this ___________ day of ________________________ , ________.

Strike the inapplicable;                    ____________________________________

(SEAL)                                                 /s/ DAVID G. GREENSTEIN
                                            ____________________________________

                                            Printed Name:  David G. Greenstein
                                                          ______________________

This company has no seal.                   Title:         President
                                                          ______________________



STATE OF TEXAS

COUNTY OF ________________________

     This instruments was acknowledged before me on the ________ day of ________________________,________________________ by
______________________________________.

                                             _________________________________
                                             Notary Public in and for the State
                                             of TEXAS
(SEAL)
                                             My commission expires:___________

                              BORROWING RESOLUTION FOR
         CORPORATIONS/PROFESSIONAL ASSOCIATIONS AND SECRETARY'S CERTIFICATE


I, the undersigned, Secretary of Waste Recovery, Inc. ("this Company"), a
         Texas           corporation/professional association, do hereby certify
------------------------
State of Incorporation

that at a meeting of the Board of Directors of this Company duly and regularly called on the ____________ day of ____________,__________, a quorum being present, or pursuant to a waiver of notice and unanimous consent to action of all directors dated the 17th day of March, 1998, the following resolutions were unanimously adopted and recorded in the minute books of this Company kept by me, and are in accord with and pursuant to the charter and by-laws of this Company and are now in full force and effect, to wit:

     RESOLVED, that (SPECIFY NUMBER OF SIGNATURES REQUIRED ON EACH INSTRUMENT) one of the following officers or employees of this Company, herein called "Authorized Persons," whether one or more:

        PLEASE TYPE OR PRINT PLAINLY BELOW THE NAMES OF AUTHORIZED PERSONS.

     NAME                     TITLE                         SIGNATURE

David G. Greenstein      President                   /s/ DAVID G. GREENSTEIN
____________________    _______________________      _________________________
____________________    _______________________      _________________________
____________________    _______________________      _________________________
____________________    _______________________      _________________________
____________________    _______________________      _________________________

are hereby authorized for and on behalf of and as the act and deed of this Company to borrow money or to obtain credit from CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN, HOUSTON, TEXAS  77252-2558
("Bank") in such amounts, for such times, in such forms (including, but not limited to, notes, facilities, acceptances, letters of credit and overdrafts) and upon such terms as may be deemed by such Authorized Persons to be advisable; to renew and extend from time to time any such loan or credit arrangement; to execute and deliver to Bank, in such form as may be required by Bank, notes, loan agreements, drafts, letters of credit applications and other instruments and documents relating to any indebtedness owing by this Company to Bank or relating to any other arrangement whereby Bank extends credit to this Company, whether fixed or contingent; to mortgage, hypothecate, encumber, pledge, assign or transfer to Bank, or otherwise subject to any lien or security interest in favor of Bank, as security for any such indebtedness, any property of this Company, real or personal, tangible or intangible; to sell to Bank with or without recourse, any of this Company's notes, bills receivable, acceptances or other paper, whether or not negotiable; and to take all such other actions as such Authorized Persons may deem to be necessary or desirable, or as Bank may require, to consummate any transaction contemplated in these resolutions.

     FURTHER RESOLVED, that Bank be and it hereby is authorized to credit this Company on Bank's books with the proceeds as directed by such Authorized persons, whether to the order of any of said persons in his individual capacity or not, and whether such proceeds are deposited to the individual credit of any such person or not.

     FURTHER RESOLVED, that the foregoing authority shall be and continue in full force and effect until revoked or modified by written notice actually delivered to the President or a Vice President of Bank; provided that such revocation shall not be effective with respect to any exercise of any said authority prior to receipt by Bank of such notice.

     I FURTHER CERTIFY that each title indicated and each signature appearing above next to a designated Authorized Person is the title and signature of that designated Authorized Person.

     I FURTHER CERTIFY, that Company
/x/   does not conduct business under an assumed business or professional name(s).
/ /   does conduct business under an assumed business or professional name(s)
and it has properly filed an Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code for the following name(s):

ASSUMED BUSINESS/PROFESSIONAL NAMES USED:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________


     I FURTHER CERTIFY that this Company is duly organized, validly existing and in good standing under the laws governing its creation and existence; that all requisite licenses, permits and franchises for the operation of Company's business are in full force and effect; and that all taxes, assessments and governmental charges due upon Company's income, profits, or property have been paid except for those that Company is contesting in good faith and for which it has established adequate reserves.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal* of this Company by order of the Board of Directors this 17th day of March, 1998.




             (SEAL)*                                  /s/ DONALD R. PHILLIPS
                                                      ________________________
(If Company has no seal, type "none.")                         Secretary